Exhibit 99.1

cunova, a leading global manufacturer of high-end specialty copper alloy products, and
SDCL EDGE Acquisition Corporation announce their business combination cunova to simultaneously acquire KME Group’s aerospace specialty metals business

●	The proposed business combination is expected to create a scaled, global manufacturer of mission-critical specialty copper alloy products with growth opportunities across diverse end markets including casting, aerospace, maritime, industrial and energy.

●	The combined company will have a compelling and proven business model with historically high recurring revenue and attractive margins, dynamic competitive positioning and barriers to entry, and limited exposure to commodity price variation risk.

●	If the proposed business combination is consummated, the combined company is expected to have an enterprise value of approximately US$736 million.

Osnabrück, Germany & New York City - cunova GmbH (“cunova”) a leading global manufacturer of high-end specialty copper alloy products, and SDCL EDGE Acquisition Corporation (NYSE: SEDA) (“SEDA”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement that is expected to result in cunova becoming a publicly listed company on the New York Stock Exchange (“NYSE”).

Headquartered in Osnabrück, Germany, cunova is a leading global producer of mission-critical copper alloy products and related services and solutions for a diverse array of end markets including casting, maritime, industrial and energy.

Cunova has an established reputation and long-term relationships with a loyal base of blue-chip customers, including a majority of the 25 largest steel companies across four continents. Cunova’s products are often both mission-critical and integrated into clients’ processes. Copper is one of the most widely used metals today, and it is anticipated that the combined company will be well positioned to capitalize on a sustained global demand for copper alloys with high conductivity performance in thermal or electrical applications, driven by new emerging markets and technological advancements. Cunova’s acquisition of the whole aerospace specialty metals business of KME Group (“KME Aerospace”) would enable the combined company to also serve the space exploration and general aerospace markets.

Cunova is dedicated to resource efficiency and the circular economy, and supports the transition to energy conservation. Cunova’s products offer high levels of endurance, including temperature and pressure resistance, allowing them to last longer without replacement and enabling critical components to be recycled. In 2023, over half of the copper used to make cunova’s products was sourced from recycled scrap.

“We are thrilled to partner with SEDA. They have a deep understanding of our business, vision, and growth opportunities,” said Werner Stegmüller, CEO of cunova. “As a global leader in the copper industry with an extensive history of success, cunova is relentlessly committed to understanding and anticipating our customers’ needs. We strive to be constantly innovative so as to deliver high-end, value-added products and solutions that are both mission-critical and specific to our customers’ processes. As a result, we have built exceptionally close relationships with our customers and an attractive business model with recurring revenues. We believe we are well-positioned to deliver sustained, profitable growth and returns to shareholders by leveraging our world-class platform to expand into new markets, driven by emerging technology and trends, including space exploration.”

“We are excited to join forces with KME Aerospace, which we believe will give us access to a new, exciting, and high-growth end market. Space exploration activity is currently outpacing the reusability rate of engines and we expect this could triple our addressable copper component market opportunity from 2023 to 2030. As an established provider of mission-critical rocket engine components to nearly all the western tier one companies in the space exploration sector, we believe KME Aerospace currently has a first mover advantage in this end market,” added Werner Stegmüller, CEO of cunova.

“We are extremely pleased to be partnering with cunova to help them advance their vision and growth strategy,” said Jonathan Maxwell, Chairman and Co-CEO of SEDA. “We set out to acquire a company with a proven business model and strong growth prospects that is poised to create long-term value for shareholders, and we believe cunova meets these criteria. Finally, as a provider of critical components that support the transition to energy conservation and resource efficiency in the maritime and steel industries and, following its acquisition of KME Aerospace, the aerospace industry, the combined company is expected to contribute meaningfully to its customers’ sustainability initiatives.”

“As part of cunova, we believe KME Aerospace will be well positioned to capitalize on growth opportunities in space exploration. As the anticipated majority shareholder of cunova following the listing, KME Group will also have a vested interest in cunova’s long-term growth and success,” said Vincenzo Manes, Chairman of KME Group.

Transaction Overview

Under the terms of the proposed business combination agreement, cunova will be indirectly acquired by a publicly-listed, successor entity of SDCL EDGE Acquisition Corporation. Also as part of the proposed business combination, cunova will acquire KME Aerospace from KME Group. The combined company is expected to be listed on the NYSE. Paragon Partners, the current majority shareholder of cunova through its vehicle The Paragon Fund III GmbH & Co. geschlossene Investment KG (“Paragon”), is expected to exit cunova as a result of the proposed business combination, and KME Group is expected to become the majority shareholder of cunova.

At closing, the combined company is expected to have a pro-forma enterprise value of approximately US$736 million comprised of pro forma net debt of US$289 million and an equity value of approximately US$447 million. Existing SEDA shareholders and any potential investors agreeing to commit to any equity transaction that may be completed prior to the closing of the proposed business combination are expected to own approximately 39.9% of the shares outstanding of the combined company and KME Group is expected to own the approximate remaining 60.1%. These estimates are subject to certain assumptions as well as market conditions and the final transaction structure.

The business combination values cunova and KME Aerospace at an enterprise value of approximately 9.4 times cunova’s pro forma 2023 Adjusted EBITDA of US$78 million.

The board of SEDA and the shareholders of cunova have approved the proposed business combination subject to customary closing conditions. The closing conditions include, but are not limited to, obtaining all required regulatory approvals, the approval of the shareholders of SEDA, securing minimum cash of US$140 million, refinancing cunova’s current debt, and the registration statement to be filed in connection with the proposed business combination being declared effective by the U.S. Securities and Exchange Commission (the “SEC”). Assuming satisfaction of all closing conditions, the proposed business combination is expected to close in the second quarter of 2024.

Adjusted EBITDA Reconciliation

cunova
US$m1	2021	2022	2023P
Net income	22	15	6
Income taxes	4	8	9
Interest expense	10	20	33
Depreciation & Amortization	10	9	8
EBITDA	47	52	56
Exceptional Items (carve-out cost)	8	7	5
Adjusted EBITDA	55	59	61

1.	Assumes 2023 average EUR/USD exchange rate of 1.081; values may not add up due to rounding

Aerospace
US$m1	2021	2022	2023P
Net income	-	4	12
Income taxes	-	2	5
Interest expense	-	-	-
Depreciation & Amortization	-	-	-
EBITDA	-	6	18
Exceptional Items (carve-out cost)	-	-	-
Adjusted EBITDA	-	6	18

1.	Assumes 2023 average EUR/USD exchange rate of 1.081; values may not add up due to rounding

Advisors

Rothschild & Co is serving as sole financial and capital markets advisor to SEDA. Skadden, Arps, Slate, Meagher & Flom (UK) LLP is serving as counsel to SEDA. Latham & Watkins LLP is serving as counsel to Paragon and cunova. Morgan, Lewis & Bockius LLP is serving as counsel to KME. Davis Polk & Wardwell LLP is acting as legal advisor to Rothschild & Co.

About cunova

Headquartered in Osnabrück, Germany, cunova (previously KME Special Products and Solutions) has an extensive history as a leading global producer of mission-critical copper alloy products and solutions for a diverse set of end markets including casting, maritime, and industrial & energy. Cunova has a well-established reputation for high quality products and solutions and a demonstrated commitment to continuous innovation. For more information about cunova, please visit https://www.cunova.com.

About KME Aerospace

KME Aerospace is a leading engineering business that supplies high-tolerance copper alloy components to major players in the aerospace industry. Through the expected acquisition of KME Aerospace by cunova, the combined company would also serve the space exploration market.

About SDCL EDGE Acquisition Corp.

SEDA is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. For more information above SEDA, please visit https://www.sdcledge.com.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Additional Information and Where to Find It

In connection with the proposed business combination, the combined company will file a registration statement with the SEC, of which a proxy statement/prospectus will form a part. The definitive proxy statement/prospectus and other relevant documents will be sent or given to SEDA’s shareholders as of a record date to be established for voting at SEDA’s shareholder meeting relating to the proposed business combination. SEDA and the combined company may also file other documents regarding the proposed business combination with the SEC. This press release does not contain all of the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. SEDA’s shareholders and other interested persons are advised to read, when available, the registration statement of the combined company and the proxy statement/prospectus which will form a part thereof and any amendments thereto and all other relevant documents filed or that will be filed in connection with the proposed business combination, as these materials will contain important information about cunova, KME Aerospace, SEDA, the combined company and the proposed business combination. The registration statement of the combined company and the proxy statement/prospectus which will form a part thereof and other documents that are filed with the SEC, once available, may be obtained without charge at the SEC’s website at www.sec.gov or by directing a written request to: SDCL EDGE Acquisition Corporation, 60 East 42nd Street, Suite 1100, New York, NY, Attn: Francesca Lorenzini.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

SEDA, cunova, certain shareholders of SEDA, KME Group, and certain of SEDA’s, cunova’s, and KME Group’s respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of SEDA with respect to the proposed business combination. A list of the names of such persons and information regarding their interests in the proposed business combination will be contained in the registration statement of the combined company and the proxy statement/prospectus which will form a part thereof, when available. Shareholders, potential investors and other interested persons should read the registration statement of the combined company and the proxy statement/prospectus which will form a part thereof carefully when they become available and before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above, when available.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the applicable U.S. securities laws. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “seek,” “seem,” “should,” “will,” “would,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of SEDA, cunova and KME Group and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SEDA, cunova or KME Group. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; delays in obtaining, adverse contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed business combination; the risk that the proposed business combination disrupts cunova’s or KME Aerospace’s current plans and operations; the inability of cunova to recognize the anticipated benefits of the proposed business combination, including its acquisition of KME Aerospace, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably with customers and suppliers and retain key employees; the risk that cunova’s or KME Aerospace’s projected pipeline of projects and production capacity do not meet cunova’s or KME Aerospace’s proposed timeline or that such pipeline fails to be met at all; costs related to the proposed business combination; the risk that the proposed business combination does not close in the second quarter of 2024 or does not close at all; changes in the applicable laws or regulations; the possibility that cunova, KME Aerospace, or the combined company may be adversely affected by other economic, business, and/or competitive factors; economic uncertainty caused by the impacts of geopolitical conflicts, including Russia’s invasion of Ukraine and the ongoing conflicts in the Middle East; economic uncertainty due to rising levels of inflation and interest rates; the risk that the approval of the shareholders of SEDA for the proposed business combination is not obtained; the risk that any current or future equity or debt transactions are not completed prior to the closing of the proposed business combination; the risk that even if any current or future equity or debt transactions are completed, they will not be sufficient to satisfy the minimum cash condition set forth in the definitive documentation in connection with the proposed business combination and/or fund the combined company’s execution on its near-term project pipeline allowing the combined company to scale its operations; the amount of redemption requests made by SEDA’s shareholders and the amount of funds remaining in SEDA’s trust account after satisfaction of such requests prior to the closing of the proposed business combination; SEDA’s, cunova’s, KME Aerospace’s and the other parties to the definitive documentation in connection with the proposed business combination ability to satisfy the conditions to closing the proposed business combination; the ability to maintain listing of SEDA’s securities on the NYSE; and those factors discussed in SEDA’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, the proxy statement relating to SEDA’s extension, as well as the registration statement on Form F-4 of the combined company, and the proxy statement/prospectus which will form a part thereof that the parties intend to file with the SEC in connection with the proposed business combination. If any of these risks materialize or SEDA’s, cunova’s or KME Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SEDA, cunova nor KME Group presently know, or that SEDA, cunova and KME Group currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SEDA’s, cunova’s and KME Group’s expectations, plans or forecasts of future events and views as of the date of this press release. SEDA, cunova and KME Group anticipate that subsequent events and developments may cause their assessments to change. SEDA, cunova and KME Group specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing SEDA’s, cunova’s or KME Group’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Investor and Media Contacts

Ned Davis
Chief Financial Officer

SDCL EDGE Acquisition Corporation
((917) 941-8334
ned.davis@sdclgroup.com

Francesca Lorenzini
Investor Relations Director

SDCL EDGE Acquisition Corporation

(512) 632-0292

francesca.lorenzini@sdclgroup.com

Financial Profiles, Inc.
Moira Conlon

mconlon@finprofiles.com

(310) 622-8220

Kelly McAndrew
(310) 622-8239
kmcandrew@finprofiles.com

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